UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 18, 2009
Cardica, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-51772	94-3287832
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 Saginaw Drive, Redwood City, CA	94063
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (650) 364-9975
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Effective February 18, 2009, the Board approved the award of restricted stock units covering an aggregate of 98,000 shares of the Company’s common stock under the Company’s 2005 Equity Incentive Plan, as amended (the “2005 Plan”), to the named executive officers in the following amounts:

	`	Vesting
Name	Number of Shares	Commencement Date
Bernard Hausen, M.D., Ph.D.
President & Chief Executive Officer	38,000	February 18, 2009

Douglas Ellison
Vice President, Worldwide Sales & Marketing	15,000	February 18, 2009

Bryan Knodel, Ph.D.
Vice President, Research & Development	15,000	February 18, 2009

Robert Newell
Chief Financial Officer and Vice President, Finance	15,000	February 18, 2009

Richard Ruedy
Vice President of Regulatory, Clinical and Quality Affairs	15,000	February 18, 2009
These awards vest as to 50% of the shares subject to the award on the first anniversary of the vesting commencement date and the remaining 50% of the shares on the second anniversary of the vesting commencement date, subject in each case to the named executive officer’s continued service on each such date (and subject to acceleration of vesting upon certain qualifying terminations as provided in existing employment agreements and benefit plans). Each award is subject to the terms of the 2005 Plan and the form of Restricted Stock Unit Grant Notice and Restricted Stock Unit Agreement (the “RSU Agreement”).
The foregoing summary of the awards is qualified in its entirety by reference to the complete text of the 2005 Plan and the form of RSU Agreement. The form of RSU Agreement is filed as Exhibit 10.26 hereto. The 2005 Plan was previously filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K with the Securities and Exchange Commission on November 21, 2008 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.2 (1)	2005 Equity Incentive Plan, as amended +

10.26	Form of Restricted Stock Unit Grant Notice and Restricted Stock Unit Agreement

+	Indicates management contract or compensatory plan.

(1)	Filed as an exhibit to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 21, 2008 and incorporated herein by reference.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cardica, Inc. (Registrant)
Date: February 20, 2009	/s/ Robert Y. Newell
Robert Y. Newell, Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
10.2 (1)	2005 Equity Incentive Plan, as amended +

10.26	Form of Restricted Stock Unit Grant Notice and Restricted Stock Unit Agreement

+	Indicates management contract or compensatory plan.

(1)	Filed as an exhibit to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 21, 2008 and incorporated herein by reference.